Exhibit No. 99

CONTACT: REGIS CORPORATION:
Mark Fosland — Vice President, Finance
952-806-1707

For Immediate Release

REGIS REPORTS SECOND QUARTER 2011 EARNINGS

MINNEAPOLIS, January 26, 2011 — Regis Corporation (NYSE:RGS), the global leader in the $160 billion hair care industry, today reported second quarter earnings per diluted share of $0.24.  Second quarter earnings include $0.01 per share of expense related to the Company’s review of strategic alternatives.  Absent this non-operational item, second quarter operational results were $0.25 per diluted share.  A complete reconciliation of reported earnings to operational earnings is included in today’s press release.  A more comprehensive reconciliation is available on the Company’s website at www.regiscorp.com

On January 7, 2011, the Company reported that revenues for the second quarter ended December 31, 2010 decreased 0.2 percent to $574 million, with second quarter total same-store sales declining 1.3 percent.

“Over the last several quarters we have seen improvement in customer visitation trends.  However, business remains challenging and we were disappointed with our second quarter results.  October  started off positive, but a soft November and challenging weather in December resulted in lower than planned same-store sales,”  commented Paul D. Finkelstein, Chairman and Chief Executive Officer.  “Our primary focus remains on our initiatives to increase revenue and we continue to expect visitation trends to improve.  While it is difficult to predict exactly when customer visitation patterns will completely anniversary and stabilize, we believe same-store sales in the second half of our current fiscal year should improve over the first half of the year.  We are still comfortable with previously discussed fiscal 2011 same-store sales and EBITDA ranges.  However, we now expect to be closer to the low end of both the same-store sales range of negative one percent to positive two percent and the EBITDA range of $235 million to $270 million.”

Mr. Finkelstein concluded, “Regis is a great business that provides consumers an affordable necessity.  We have exceptional national and regional brands, and our portfolio consists of affordably priced salons located in prime retail locations.  With a four percent market share in North America and a two percent share worldwide, we see no ceiling with respect to our growth opportunities.  We believe that customer visits will stabilize and in the meantime we remain focused on executing our business plan and on positioning the Company for future growth.  We are very confident in Regis’ future prospects and in our ability to generate significant long-term value for our shareholders.”

As of December 31, 2010 Regis Corporation owned, franchised, or held ownership interest in 12,744 worldwide locations.

Regis Corporation will host a conference call discussing second quarter results today, January  26, 2011 at 10 a.m., Central time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 800-762-8779. A replay of the call will be available later that day. The replay phone number is 800-406-7325, access code 4393525#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in beauty salons, hair restoration centers and cosmetology education. As of December 31, 2010, the Company owned, franchised or held ownership interests in over 12,700 worldwide locations.  Regis’ corporate and franchised locations operate under concepts such as Supercuts, Sassoon Salon, Regis Salons, MasterCuts, SmartStyle, Cost Cutters, Cool Cuts 4 Kids and Hair Club for Men and Women.  In addition, Regis maintains an ownership interest in Provalliance, which operates salons primarily in Europe, under the brands of Jean Louis David, Franck Provost and Saint Algue.  Regis also maintains ownership interests in Empire Education Group in the U.S. and the MY Style concepts in Japan.  System-wide, these and other concepts are located in the U.S. and in over 30 other countries in North America, South America, Europe, Africa and Asia.  For additional information about the company, including a reconciliation of certain non-GAAP financial information and certain supplemental financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link: http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward—looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements.  These factors include the results and impact of the Company’s announcement to explore strategic alternatives; competition within the personal hair care industry, which remains strong, both domestically and internationally; price sensitivity; changes in economic conditions, and in particular, continued weakness in the U.S. and global economies; changes in consumer tastes and fashion trends; the ability of the Company to implement its planned spending and cost reduction plan and to continue to maintain compliance with the financial covenants in its credit agreements; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations and financing for new salon development and to maintain satisfactory relationships with landlords and other licensors with respect to existing locations; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons that support its growth objectives; the ability of the Company to maintain satisfactory relationships with suppliers; or other factors not listed above.  The ability of the Company to meet its expected revenue target is dependent on salon acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE: RGS)
CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
as of December 31, 2010 and June 30, 2010
(In thousands, except per share data)

	December 31, 2010	June 30, 2010
ASSETS
Current assets:
Cash and cash equivalents	$174,290	$151,871
Receivables, net	29,277	24,312
Inventories	160,497	153,380
Deferred income taxes	16,863	16,892
Income tax receivable	24,632	46,207
Other current assets	29,951	36,203
Total current assets	435,510	428,865

Property and equipment, net	351,159	359,250
Goodwill	745,676	736,989
Other intangibles, net	114,568	118,070
Investment in and loans to affiliates	203,340	195,786
Other assets	88,279	80,612

Total assets	$1,938,532	$1,919,572

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$32,700	$51,629
Accounts payable	53,883	57,683
Accrued expenses	155,671	160,797
Total current liabilities	242,254	270,109

Long-term debt and capital lease obligations	371,445	388,400
Other noncurrent liabilities	259,713	247,770
Total liabilities	873,412	906,279

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.05 par value; issued and outstanding 57,617,211 and 57,561,180 common shares at December 31, 2010 and June 30, 2010, respectively	2,881	2,878
Additional paid-in capital	338,514	332,372
Accumulated other comprehensive income	64,489	47,032
Retained earnings	659,236	631,011

Total shareholders’ equity	1,065,120	1,013,293

Total liabilities and shareholders’ equity	$1,938,532	$1,919,572

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REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2010	2009	2010	2009
Revenues:
Service	$430,939	$435,125	$870,468	$884,403
Product	133,824	130,671	262,429	256,862
Product sold to Premier (1)	—	—	—	19,962
Royalties and fees	9,609	9,569	19,720	19,688
	574,372	575,365	1,152,617	1,180,915
Operating expenses:
Cost of service	249,705	248,812	499,206	504,781
Cost of product	63,926	62,420	125,001	121,953
Cost of product sold to Premier (1)	—	—	—	19,962
Site operating expenses	50,597	46,409	99,606	99,085
General and administrative	75,848	72,611	149,922	145,171
Rent	85,235	85,540	170,343	171,390
Depreciation and amortization	26,197	27,510	52,241	54,701
Lease termination costs	—	—	—	3,552
Total operating expenses	551,508	543,302	1,096,319	1,120,595

Operating income	22,864	32,063	56,298	60,320

Other income (expense):
Interest expense	(8,738)	(9,069)	(17,661)	(36,385)
Interest income and other, net	2,604	1,411	3,381	3,643
Income from continuing operations before income taxes and equity in income of affiliated companies	16,730	24,405	42,018	27,578
Income taxes	(5,345)	(8,908)	(14,992)	(10,527)
Equity in income of affiliated companies, net of income taxes	3,120	2,657	5,799	5,714
Income from continuing operations	$14,505	$18,154	$32,825	$22,765

Income from discontinued operations, net of tax	—	—	—	3,161

Net income	$14,505	$18,154	$32,825	$25,926

Net income per share:
Basic:
Income from continuing operations	0.26	0.32	0.58	0.41
Income from discontinued operations	—	—	—	0.06
Net income per share, basic (2)	$0.26	$0.32	$0.58	$0.47

Diluted:
Income from continuing operations	0.24	0.30	0.54	0.40
Income from discontinued operations	—	—	—	0.05
Net income per share, diluted (2)	$0.24	$0.30	$0.54	$0.45

Weighted average common and common equivalent shares outstanding:
Basic	56,684	56,287	56,657	55,215
Diluted	68,136	67,570	68,053	65,615

Cash dividends declared per common share	$0.04	$0.04	$0.08	$0.08

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009. The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

(2) Total is a recalculation; line items calculated individually may not sum to total due to rounding.

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REGIS CORPORATION (NYSE: RGS)
SELECTED CASH FLOW DATA
(In thousands)

	Six Months Ended December 31,
	2010	2009

Net cash provided by operating activities	$102,833	$77,321
Net cash used in investing activities	(38,750)	(8,899)
Net cash used in financing activities	(46,433)	(1,975)
Effect of exchange rate changes on cash and cash equivalents	4,769	5,499
Increase in cash and cash equivalents	22,419	71,946
Cash and cash equivalents:
Beginning of year	151,871	42,538
End of year	$174,290	$114,484

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REGIS CORPORATION (NYSE: RGS)

Salon / Hair Restoration Center Counts and Revenues

	December 31, 2010	June 30, 2010

SYSTEM-WIDE LOCATIONS:

Company-owned salons	7,924	7,909
Franchise salons	1,974	2,020
Company-owned hair restoration centers	64	62
Franchise hair restoration centers	32	33
Ownership interest locations	2,750	2,704
Total, system-wide	12,744	12,728

SALON LOCATION SUMMARY

	December 31, 2010	June 30, 2010

NORTH AMERICAN SALONS:
REGIS SALONS
Open at beginning of period	1,049	1,071
Salons constructed	7	14
Acquired	9	3
Less relocations	(6)	(11)
Salon openings	10	6
Conversions	—	—
Salons closed	(16)	(28)
Total, Regis Salons	1,043	1,049

MASTERCUTS
Open at beginning of period	600	602
Salons constructed	3	15
Acquired	—	—
Less relocations	(3)	(7)
Salon openings	—	8
Conversions	—	—
Salons closed	(4)	(10)
Total, MasterCuts Salons	596	600

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	2,374	2,300
Salons constructed	45	80
Acquired	—	—
Franchise buybacks	—	5
Less relocations	(1)	(3)
Salon openings	44	82
Conversions	—	—
Salons closed	(5)	(8)
Total company-owned salons	2,413	2,374

Franchise salons:
Open at beginning of period	119	122
Salons constructed	2	2
Acquired	—	—
Less relocations	—	—
Salon openings	2	2
Conversions	—	—
Franchise buybacks	—	(5)
Salons closed	(1)	—
Total franchise salons	120	119

Total, SmartStyle/Cost Cutters in Wal-Mart Salons	2,533	2,493

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	December 31, 2010	June 30, 2010
SUPERCUTS
Company-owned salons:
Open at beginning of period	1,100	1,114
Salons constructed	7	10
Acquired	—	—
Franchise buybacks	31	12
Less relocations	(3)	(2)
Salon openings	35	20
Conversions	1	—
Salons closed	(29)	(34)
Total company-owned salons	1,107	1,100

Franchise salons:
Open at beginning of period	1,034	1,022
Salons constructed	18	42
Acquired (2)	—	—
Less relocations	(4)	(6)
Salon openings	14	36
Conversions	8	9
Franchise buybacks	(31)	(12)
Salons closed	(13)	(21)
Total franchise salons	1,012	1,034

Total, Supercuts Salons	2,119	2,134

PROMENADE
Company-owned salons:
Open at beginning of period	2,382	2,450
Salons constructed	12	18
Acquired	17	—
Franchise buybacks	1	6
Less relocations	(4)	(10)
Salon openings	26	14
Conversions	(1)	—
Salons closed	(44)	(82)
Total company-owned salons	2,363	2,382

Franchise salons:
Open at beginning of period	867	901
Salons constructed	13	34
Acquired	—	—
Less relocations	(5)	(9)
Salon openings	8	25
Conversions	(8)	(9)
Franchise buybacks	(1)	(6)
Salons closed	(24)	(44)
Total franchise salons	842	867

Total, Promenade	3,205	3,249

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	December 31, 2010	June 30, 2010
INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	404	444
Salons constructed	7	2
Acquired	—	—
Franchise buybacks	—	—
Less relocations	(1)	—
Salon openings	6	2
Conversions	—	—
Salons closed	(8)	(42)
Total, International salons	402	404

TOTAL SYSTEM-WIDE SALONS:
Company-owned salons:
Open at beginning of period	7,909	7,981
Salons constructed	81	139
Acquired	26	3
Franchise buybacks	32	23
Less relocations	(18)	(33)
Salon openings	121	132
Conversions	—	—
Salons sold	—	—
Salons closed	(106)	(204)
Total company-owned salons	7,924	7,909

Franchise salons:
Open at beginning of period	2,020	2,045
Salons constructed	33	78
Acquired (2)	—	—
Less relocations	(9)	(15)
Salon openings	24	63
Conversions	—	—
Franchise buybacks	(32)	(23)
Salons sold	—	—
Salons closed	(38)	(65)
Total franchise salons	1,974	2,020

Total Salons	9,898	9,929

HAIR RESTORATION CENTERS:
Company-owned hair restoration centers:
Open at beginning of period	62	62
Salons constructed	2	4
Acquired	—	—
Franchise buybacks	1	—
Less relocations	(1)	(4)
Salon openings	2	—
Conversions	—	—
Sites closed	—	—
Total company-owned hair restoration centers	64	62

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	December 31, 2010	June 30, 2010
Franchise hair restoration centers:
Open at beginning of period	33	33
Salons constructed	—	—
Acquired	—	—
Less relocations	—	—
Salon openings	—	—
Franchise buybacks	(1)	—
Sites closed	—	—
Total franchise hair restoration centers	32	33

Total Hair Restoration Centers	96	95

Ownership interest locations	2,750	2,704

Grand Total, System-wide	12,744	12,728

(1) Canadian and Puerto Rican salons are included in the Regis Salons, MasterCuts, Supercuts and Promenade concepts and not included in the International salon totals.

(2) Represents primarily the acquisition of franchise networks.

Relocations represent a transfer of location by the same salon concept.

Conversions represent the transfer of one salon concept to another concept.

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REVENUES BY CONCEPT:

	Three Months Ended December 31,		Six Months Ended December 31,
(Dollars in thousands)	2010	2009	2010	2009
North American salons:
Regis	$108,928	$108,470	$216,433	$219,071
MasterCuts	41,295	41,181	83,335	82,273
SmartStyle	129,671	128,504	262,224	259,778
Supercuts	78,310	76,978	157,633	156,048
Promenade (2)	143,245	144,768	288,757	314,509
Total North American salons	501,449	499,901	1,008,382	1,031,679

International salons	37,077	40,346	72,135	79,145
Hair restoration centers	35,846	35,118	72,100	70,091
Consolidated revenues	$574,372	$575,365	$1,152,617	$1,180,915

Percent change from prior year	(0.2)%	(2.1)%	(2.4)%	(1.7)%

Same-store sales decrease (1)	(1.3)%	(3.7)%	(1.4)%	(4.1)%

(1) Salon same-store sales increases or decreases are calculated on a daily basis as the total change in sales for company-owned salons which were open on a specific day of the week during the current period and the corresponding prior period.  Quarterly salon same-store sales are the sum of the same-store sales computed on a daily basis.  Salons relocated within a one mile radius are included in same-store sales as they are considered to have been open in the prior period.  International same-store sales are calculated in local currencies so that foreign currency fluctuations do not impact the calculation.  Management believes that same-store sales, a component of organic growth, are useful in order to help determine the increase in salon revenues attributable to its organic growth (new salon construction and same-store sales growth) versus growth from acquisitions.

(2) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009. The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. For the six months ended December 31, 2009, the Company generated revenue of $20.0 million in product sold to Premier, which represented 1.7 percent of consolidated revenues. The agreement was substantially complete as of September 30, 2009.

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FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon and hair restoration businesses is shown in the following tables.

	For the Three Months Ended December 31, 2010
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$388,656	$25,634	$16,649	$—	$430,939
Product	103,775	11,443	18,606	—	133,824
Royalties and fees	9,018	—	591	—	9,609
	501,449	37,077	35,846	—	574,372
Operating expenses:
Cost of service	226,739	13,314	9,652	—	249,705
Cost of product	51,622	6,266	6,038	—	63,926
Site operating expenses	46,739	2,593	1,265	—	50,597
General and administrative	32,485	3,259	8,276	31,828	75,848
Rent	73,454	8,903	2,314	564	85,235
Depreciation and amortization	17,423	1,161	3,169	4,444	26,197
Total operating expenses	448,462	35,496	30,714	36,836	551,508

Operating income (loss)	52,987	1,581	5,132	(36,836)	22,864

Other income (expense):
Interest expense	—	—	—	(8,738)	(8,738)
Interest income and other, net	—	—	—	2,604	2,604
Income (loss) from continuing operations before income taxes and equity in income of affiliated companies	$52,987	$1,581	$5,132	$(42,970)	$16,730

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	For the Three Months Ended December 31, 2009
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$390,318	$28,366	$16,441	$—	$435,125
Product	100,614	11,980	18,077	—	130,671
Royalties and fees	8,969	—	600	—	9,569
	499,901	40,346	35,118	—	575,365
Operating expenses:
Cost of service	224,952	14,854	9,006	—	248,812
Cost of product	50,828	6,109	5,483	—	62,420
Site operating expenses	42,298	2,744	1,367	—	46,409
General and administrative	29,776	3,460	8,794	30,581	72,611
Rent	73,109	9,730	2,235	466	85,540
Depreciation and amortization	18,131	1,538	3,061	4,780	27,510
Total operating expenses	439,094	38,435	29,946	35,827	543,302

Operating income (loss)	60,807	1,911	5,172	(35,827)	32,063

Other income (expense):
Interest expense	—	—	—	(9,069)	(9,069)
Interest income and other, net	—	—	—	1,411	1,411
Income (loss) from continuing operations before income taxes and equity in income of affiliated companies	$60,807	$1,911	$5,172	$(43,485)	$24,405

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	For the Six Months Ended December 31, 2010
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$785,977	$50,997	$33,494	$—	$870,468
Product	203,895	21,138	37,396	—	262,429
Royalties and fees	18,510	—	1,210	—	19,720
	1,008,382	72,135	72,100	—	1,152,617
Operating expenses:
Cost of service	454,036	26,042	19,128	—	499,206
Cost of product	101,355	11,511	12,135	—	125,001
Site operating expenses	93,068	4,783	1,755	—	99,606
General and administrative	62,363	6,211	16,855	64,493	149,922
Rent	147,072	17,573	4,578	1,120	170,343
Depreciation and amortization	34,655	2,248	6,312	9,026	52,241
Total operating expenses	892,549	68,368	60,763	74,639	1,096,319

Operating income (loss)	115,833	3,767	11,337	(74,639)	56,298

Other income (expense):
Interest expense	—	—	—	(17,661)	(17,661)
Interest income and other, net	—	—	—	3,381	3,381
Income (loss) from continuing operations before income taxes and equity in income of affiliated companies	$115,833	$3,767	$11,337	$(88,919)	$42,018

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	For the Six Months Ended December 31, 2009
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$795,459	$56,559	$32,385	$—	$884,403
Product	197,802	22,586	36,474	—	256,862
Product sold to Premier (1)	19,962	—	—	—	19,962
Royalties and fees	18,456	—	1,232	—	19,688
	1,031,679	79,145	70,091	—	1,180,915
Operating expenses:
Cost of service	457,404	29,411	17,966	—	504,781
Cost of product	99,498	11,518	10,937	—	121,953
Cost of product sold to Premier (1)	19,962	—	—	—	19,962
Site operating expenses	91,048	5,415	2,622	—	99,085
General and administrative	57,563	6,295	17,215	64,098	145,171
Rent	146,727	19,134	4,517	1,012	171,390
Depreciation and amortization	36,051	3,038	6,075	9,537	54,701
Lease termination costs	—	3,552	—	—	3,552
Total operating expenses	908,253	78,363	59,332	74,647	1,120,595

Operating income (loss)	123,426	782	10,759	(74,647)	60,320

Other income (expense):
Interest expense	—	—	—	(36,385)	(36,385)
Interest income and other, net	—	—	—	3,643	3,643
Income (loss) from continuing operations before income taxes and equity in income of affiliated companies	$123,426	$782	$10,759	$(107,389)	$27,578

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation will supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

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REGIS CORPORATION (NYSE: RGS)

NON-GAAP FINANCIAL MEASURES (Unaudited)

The Company’s press release announcing results of operations for the three month period ended December 31, 2010 includes references to the following “non-GAAP financial measures” as defined by Regulation G of the Securities and Exchange Commission:

•                  Second quarter earnings include $0.01 per share of expense related to the Company’s review of strategic alternatives.

•                  Absent this non-operational item, second quarter operational results were $0.25 per diluted share.

Non-GAAP Diluted Net Income Per Share

The table below is provided to assist the reader’s understanding of the three month period ending December 31, 2010 earnings.  The Company believes that adjusted net income per diluted share from operations, a non-GAAP financial measure, is a useful basis to compare the Company’s results against, because unusual items during the three month period ending December 31, 2010, impacted the Company’s reported net income (see “Adjustments” in table below).  The presentation below reconciles as reported net income per diluted share (U.S. GAAP amounts) to adjusted net income per diluted share from operations.  The adjusted net income per diluted share information should not be construed as an alternative to reported results under U.S. GAAP.

Three Months Ended
December 31, 2010
(Dollars)
Diluted net income per share, as reported (U.S. GAAP) (1)	$0.242

Adjustments:
Strategic alternatives (2)	0.011
Diluted net income per share from operations, adjusted (3)	$0.254

(1) Diluted earnings per share, as reported for the three months ended December 31, 2010 were calculated under the if-converted method.

(2) The second quarter ending December 31, 2010 included $1.3 million ($0.8 million after-tax) in expenses associated with the Company’s review of strategic alternatives.

(3) Total is a recalculation; line items calculated individually may not sum to total due to rounding.

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